SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


             Date of Report: February 12, 2002







                  ALPHA HOSPITALITY CORPORATION

      (Exact name of Registrant as specified in its charter)






   Delaware                        1-12522                   13-3714474

(State or other jurisdiction (Commission File No.)(Employer Identification No.)
       of incorporation)









  29-76 Northern Boulevard, 2nd Floor, Long Island City, New York       11101

       (Address of principal executive offices)                      (Zip Code)




  Registrant's telephone number, including area code: (718) 685-3014

 Item 4.   Changes in Registrant's Certifying Accountant

       Effective February 12, 2002, Alpha Hospitality Corporation ("Registrant"), acting on the direction ofits Board of Directors, approved the dismissal of Rothstein, Kass & Company, P.C. as the Company's independent accountants. The report of Rothstein, Kass & Company,
P.C. on the Registrant's consolidated financial statements for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Registrant's consolidated financial statements for the year ended December 31, 2000, and through February 12, 2002, there were no disagreements with Rothstein, Kass & Company, P.C. on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein, Kass & Company, P.C., would have caused Rothstein, Kass & Company, P.C.
to make reference to the matter in their report on the consolidated financial statement. Furthermore, there were no reportable events. Rothstein, Kass
& Company, P.C. has furnished the Registrant with a letter addressed to the Securities and Exchange Commission indicating Rothstein, Kass &
Company, P.C.'s agreement with the above statements. A copy of that letter is being filed as an exhibit to this report.

       Effective on February 12, 2002, Registrant retained the accounting firm of Friedman Alpren & Green LLP to serve as its independent accountants to review or audit its financial statements beginning with the year ended December 31, 2001. Prior to its engagement as Registrant's independent auditors, Friedman Alpren & Green LLP had not been consulted by Registrant either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on Registrant's consolidated financial statements or on any other matter that was the subject of any prior disagreement between Registrant and Registrant's previous certifying accounts.


          Item 7. Financial Statements and Exhibits
  (i) Exhibits
  (16) Letter regarding change in certifying accountants.






                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  Dated: February 12, 2002                     ALPHA HOSPITALITY CORPORATION
                                                       (Registrant)


                                               By: /s/ Robert Steenhuisen
                                                       Robert Steenhuisen
                                                       Chief Accounting Officer

                                                  Exhibit 16


  February 12, 2002

  Office of the Chief Accountant
  Securities and Exchange Commission
  450 Fifth Street, N.W.
  Washington, D.C. 20549

  Re:  Alpha Hospitality Corporation

  Dear Sir/Madam:

  We have read the statements that we understand Alpha Hospitality Corporation will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

  Very truly yours,

  /s/ Rothstein, Kass & Company, P.C.